FAS5 P2 01/19

SUPPLEMENT DATED JANUARY 1, 2019

TO THE CURRENTLY EFFECTIVE PROSPECTUS

OF EACH OF THE LISTED FUNDS

FRANKLIN NEXTSTEP CONSERVATIVE FUND

FRANKLIN NEXTSTEP MODERATE FUND

FRANKLIN NEXTSTEP GROWTH FUND

(a series of Franklin Fund Allocator Series)

The Prospectus is amended as follows:

I.          The “Fund Summaries – Franklin NextStep Conservative Fund - Sub-Advisor” section on page 10 is deleted.

II.         The “Fund Summaries – Franklin NextStep Conservative Fund – Portfolio Managers” section on page 11 is replaced with the following:

Portfolio Managers

Thomas A. Nelson, CFA  Portfolio Manager of Advisers and portfolio manager of the Fund since inception (2016).

May Tong, MBA, CFA  Portfolio Manager of Advisers and portfolio manager of the Fund since October 2018.

III.        The “Fund Summaries – Franklin NextStep Moderate Fund - Sub-Advisor” section on page 21 is deleted.

IV.        The “Fund Summaries – Franklin NextStep Moderate Fund – Portfolio Managers” section on page 22 is replaced with the following:

Portfolio Managers

Thomas A. Nelson, CFA  Portfolio Manager of Advisers and portfolio manager of the Fund since inception (2016).

May Tong, MBA, CFA  Portfolio Manager of Advisers and portfolio manager of the Fund since October 2018.

V.         The “Fund Summaries – Franklin NextStep Growth Fund - Sub-Advisor” section on page 31 is deleted.

VI.        The “Fund Summaries – Franklin NextStep Growth Fund – Portfolio Managers” section on page 32 is replaced with the following:

Portfolio Managers

Thomas A. Nelson, CFA  Portfolio Manager of Advisers and portfolio manager of the Fund since inception (2016).

May Tong, MBA, CFA Portfolio Manager of Advisers and portfolio manager of the Fund since October 2018.

VII.       The “FUND DETAILS – Management” section beginning on page 51 is replaced with the following:

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is each Fund's investment manager. Together, Advisers and its affiliates manage as of November 30, 2018, over $683 billion in assets, and have been in the investment management business since 1947.

The Fund is managed by a team of dedicated professionals. The portfolio managers of the team are as follows:

Thomas A. Nelson, CFA  Portfolio Manager of Advisers

Mr. Nelson has been a co-lead portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 2007.

May Tong, MBA, CFA  Portfolio Manager of Advisers

Ms. Tong has been a co-lead portfolio manager of the Fund since October 2018. She joined Franklin Templeton in June 2018. Prior to joining Franklin Templeton, Ms. Tong was a portfolio manager and head of portfolio implementation and management for Voya Investment Management's Multi-Asset Strategies and Solutions Team.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

As co-lead portfolio managers, Mr. Nelson and Ms. Tong are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. They have equal authority over all aspects of the Fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which either may perform these functions, and the nature of these functions, may change from time to time.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund’s assets, including investment advisory and Fund administrative services. The fee is equal to an annual rate of 0.25% of the average daily net assets of the Fund.

For the fiscal year ended May 31, 2018, Advisers agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. In addition, Advisers has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that expenses (i.e., a combination of investment management fees, administration fees, and other expenses, but excluding the Rule 12b-1 and acquired fund fees and expenses; and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) for each class of the Fund did not exceed 0.35% until September 30, 2019. The management fees for each Fund before and after such fee waivers for the fiscal year ended May 31, 2018 were 0.25% and 0.00%, respectively.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's annual report to shareholders for the year ended May 31.

Please keep this supplement with your prospectus for future reference.

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